PRELIMINARY
                             BACKGROUND INFORMATION

              UCFC LOAN TRUST 1998-D (fixed-rate bond portion only)
               ---------------------------------------------------


                $[128,000,000] Class AF-1 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[59,000,000] Class AF-2 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[18,000,000] Class AF-3 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[10,000,000] Class AF-4 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[10,000,000] Class AF-5 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[13,274,000] Class AF-6 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[26,475,000] Class AF-7 FIXED-RATE CERTIFICATES
                              Non-Accelerated Senior Bond
                              (non-SMMEA-eligible)

                $[150,000,000] Class AF-8 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[39,638,000] Class MF-1 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[33,863,000] Class MF-2 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                $[26,250,000] Class BF-1 FIXED-RATE CERTIFICATES
                              (non-SMMEA eligible)


The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the UCFC Loan Trust 1998-D transaction, and not by or as agent for UCFC Acceptance Corporation or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                                UCFC Loan Trust 1998-D -- Home Equity Loan Asset-Backed Certificates

                                             UCFC LOAN TRUST 1998-D PRICING INFORMATION
                                      --------------------------------------------------------
                                                   (FIXED-RATE BOND PORTION ONLY)

UCFC Loan Trust 1998-D Fixed-Rate Collateral Lead Manager:     Prudential Securities Incorporated
                                             Co-Manager:       Bear, Stearns & Co. Inc.

Class:                                   AF-1              AF-2           AF-3            AF-4             AF-5
Approximate
Face Amount:                       [   128,000,000      59,000,000      18,000,000      10,000,000      10,000,000   ]

Coupon:                            [------------------------------TBD---------------------------------------------------]

Price:                             [------------------------------TBD---------------------------------------------------]

Yield:                             [------------------------------TBD---------------------------------------------------]
(to 10% call)

Spread:                            [------------------------------TBD---------------------------------------------------]

Exp Avg Life
to Maturity:                       [        0.899           2.151           2.923           3.984           4.914       ]

Exp Avg Life
to 10% Call:                       [        0.899           2.151           2.923           3.984           4.914       ]

Exp 1st Prin Pmt
(To Maturity):                     [      01/15/1999      09/15/2000      09/15/2001      08/15/2002      05/15/2003    ]

Exp Mat:                           [      09/15/2000      09/15/2001      08/15/2002      05/15/2003      08/15/2004    ]

Exp Mat to 10% Call:               [      09/15/2000      09/15/2001      08/15/2002      05/15/2003      08/15/2004    ]

Stated Mat:                        [      05/15/2013      05/15/2021      02/15/2024      10/15/2025      04/15/2027    ]

Expected
Rating (Moody's/Fitch/ S&P):             Aaa/AAA/AAA     Aaa/AAA/AAA      Aaa/AAA/AAA     Aaa/AAA/AAA     Aaa/AAA/AAA

Pricing Speed:                     [-------------------------------25% HEP ----------------------------------------------]

Pricing Date:                      [------------------------------TBD---------------------------------------------------]

Investor
Settle Date:                               12/30/98        12/30/98         12/30/98        12/30/98       12/30/98

Pmt Delay:                                 14 days         14 days          14 days         14 days        14 days

Cut-off Date:                              12/01/98        12/01/98         12/01/98        12/01/98       12/01/98

Dated Date:                                12/01/98        12/01/98         12/01/98        12/01/98       12/01/98

Int Pmt:                                    30/360          30/360           30/360          30/360         30/360

Pmt Terms:                                 Monthly         Monthly          Monthly          Monthly        Monthly

1st Int. Pmt Date:                         01/15/99        01/15/99         01/15/99        01/15/99       01/15/99

Collateral Type:                          Fixed-Rate      Fixed-Rate       Fixed-Rate      Fixed-Rate     Fixed-Rate

SMMEA
Eligibility:                              non-SMMEA       non-SMMEA         non-SMMEA       non-SMMEA      non-SMMEA

------------------------------------------------------------------------------------------------------------------------


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                UCFC Loan Trust 1998-D -- Home Equity Loan Asset-Backed Certificates

                                       UCFC LOAN TRUST 1998-D PRICING INFORMATION (continued)
                                      --------------------------------------------------------
                                                   (FIXED-RATE BOND PORTION ONLY)


Class:                           AF-6*          AF-7            AF-8*           MF-1             MF-2           BF-1**
                                            (NAS BOND)
Approximate
Face Amount:                 [ 13,274,000     26,475,000     150,000,000      39,638,000      33,863,000      26,250,000 ]

Coupon:                      [------------------------------TBD----------------------------------------------------------------]

Price:                       [------------------------------TBD----------------------------------------------------------------]

Yield:                       [------------------------------TBD----------------------------------------------------------------]

Spread:                      [------------------------------TBD----------------------------------------------------------------]

Exp Avg Life
to Maturity:                 [     9.801           6.688          2.609            5.765           5.706          5.635        ]

Exp Avg Life
to 10% call:                 [     7.248           6.408          2.453            5.276           5.245          5.234        ]

Exp 1st Prin Pmt:            [  08/15/2004      06/15/2002      01/15/1999      03/15/2002      02/15/2002      01/15/2002     ]
(To Maturity)

Exp Mat:                     [  03/15/2015      01/15/2015      03/15/2015      05/15/2013      07/15/2012      04/15/2011     ]

Exp Mat to 10% call:         [  11/15/2006      11/15/2006      11/15/2006      11/15/2006      11/15/2006      11/15/2006     ]

Stated Mat:                  [  04/15/2030      04/15/2030      04/15/2030      04/15/2030      04/15/2030      04/15/2030     ]

Expected Rating
(Moody's/Fitch/S&P):           Aaa/AAA/AAA      Aaa/AAA/AAA     Aaa/AAA/AAA      Aa2/AA/AA        A2/A/A       Baa2/BBB/BBB

Pricing Speed:               [-------------------------------25 HEP -----------------------------------------------------------]

Pricing Date:                [------------------------------TBD----------------------------------------------------------------]

Investor Settle Date:          12/30/98          12/30/98        12/30/98         12/30/98        12/30/98       12/30/98

Pmt Delay:                     14 days            14 days        14 days          14 days          14 days        14 days

Cut-off Date:                  12/01/98          12/01/98        12/01/98         12/01/98         12/01/98      12/01/98

Dated Date:                    12/01/98          12/01/98        12/01/98         12/01/98         12/01/98      12/01/98

Int Pmt:                        30/360            30/360          30/360           30/360           30/360         30/360

Pmt Terms:                     Monthly           Monthly         Monthly          Monthly          Monthly        Monthly

1st Int. Pmt Date:            01/15/99           01/15/99        01/15/99         01/15/99         01/15/99      01/15/99

Collateral Type:             Fixed-Rate         Fixed-Rate       Fixed-Rate      Fixed-Rate        Fixed-Rate    Fixed-Rate

SMMEA Eligibility:           non-SMMEA          non-SMMEA        non-SMMEA       non-SMMEA         non-SMMEA      non-SMMEA

*    Coupon steps up by 50 bps if optional clean-up call is not exercised.

**   Coupon on Class BF-1 may be subject to WAC Cap.

------------------------------------------------------------------------------------------------------------------------


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

      UCFC Loan Trust 1998-D -- Home Equity Loan Asset-Backed Certificates
                                SUMMARY OF TERMS
                           --------------------------

Title of Securities:    UCFC Loan Trust 1998-D, Home Equity Loan Asset-Backed
                        Certificates Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6,
                        AF-7, AF-8, MF-1, MF-2 and BF-1 Certificates.

Depositor:              UCFC Acceptance Corporation.

Servicer:               EMC Mortgage Corporation (a wholly owned subsidiary of
                        Bear Stearns Companies)

Originators:            The Home Equity Loans were, and any Subsequent Loans
                        will be, originated, either directly or through correspondents or mortgage brokers, or purchased and re-underwritten, by United Companies and certain subsidiaries and affiliates thereof.

Trustee:                Bankers Trust Company of California, N.A.

Aggregate
Certificate Balance:    $[514,500,000]

Credit Enhancement:     1) Excess Interest

                        2) Over-Collateralization

                        3) Cross-Collateralization with ARM Loan Group

                        4) Subordination

Excess Interest:        Excess interest cashflows will be available as credit
                        enhancement.

Overcollateralization:  The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the Senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Senior Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the certificates faster than the principal amortization of the collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the collateral pool over the principal balance of the Certificates is created. Excess cashflow will be directed to build O/C amount until the collateral pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

                        Initial: [2.00%] Target:[6.95%]

                        This O/C percentage is subject to step-down beginning in month 37, if the Subordinate Class Principal Distribution Test is met.

Cross-
Collateralization:      Excess spread from the Fixed and the Adjustable-rate
                        Loan groups, if not needed to credit enhance its own group, will be available to cover losses and build O/C on the other group.

Initial
Subordination:          *** All levels are preliminary and subject to change ***
                        Note: Each percentage listed below includes 2% initial
                        O/C.

                        Class AF-1 -  AF-8                  [21.00%]
                        Class MF-1                          [13.45%]
                        Class MF-2                          [ 7.00%]
                        Class BF-1                          [ 2.00%]

Class Sizes:            Class AF-1 - AF-8                   [79.00%]
                        Class MF-1                          [ 7.55%]
                        Class MF-2                          [ 6.45%]
                        Class BF-1                          [ 5.00%]


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        UCFC Loan Trust 1998-D -- Home Equity Loan Asset-Backed Certificates

Distribution Date:      The 15th day of each month (or, if any such date
                        is not a business day, the first business day thereafter) commencing in January 1999. The payment delay will be 14 days for the Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AF-7, AF-8, MF-1, MF-2 and BF-1
                        Certificates.

Interest Accrual:       Interest will accrue from the 1st day of the preceeding
                        month until the 30th day of the preceeding month.

Cashflow Priority:      1) Repayment of any unrecoverable, unreimbursed Servicer
                           advances;

                        2) Base Servicing Fee + Supplemental Servicing Fee;

                        3) Fixed-rate interest funds, in the following order of
                           priority:

                                    A) Monthly interest, including any interest
                                       carryforward to Class AF-1 through AF-8;

                                    B) Monthly interest, to Class MF-1;

                                    C) Monthly interest, to Class MF-2;

                                    D) Monthly interest, to Class BF-1;

                        4) Fixed-rate principal funds, in the following order of
                           priority:
                                    A) To the Class AF-8 Certificates - the
                                    Class AF-8 Pro Rata Share (36% of the
                                    Fixed-Rate Class A principal funds);

                                    B) To the Class AF-7 Certificates - the
                                    Class AF-7 Principal Distribution Amount of the Adjusted Fixed-Rate Principal Distribution Amount (64% of the Fixed-Rate Class A principal funds);

                                    C) If the Subordinate Class Principal
                                    Distribution Test is NOT met, then all
                                    scheduled and unscheduled principal will be paid to the Class AF-1 through AF-7 Certificates, in sequential order;

                                    D) If the Subordinate Class Principal
                                    Distribution Test IS met, then all
                                    Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (in the same order of priority as is the case prior to the Test being met), second to the Class MF-1 Certificates, third to the Class MF-2 Certificates, and fourth to the Class BF-1 Certificates;

                        5) Excess cashflow, as follows: to the Class AF Certificates to build O/C, then any interest carryforward to the Class MF-1 Certificates, then any unpaid realized loss amount to the Class MF-1 Certificates; then any interest carryforward to the Class MF-2 Certificates, then any unpaid realized loss amount to the Class MF-2 Certificates; then any interest carryforward to the Class BF-1 Certificates, then any unpaid realized loss amount to the Class BF-1 Certificates;

                        6) Excess cashflow, as follows: to build the required O/C on the adjustable-rate Certificates, then any interest carryforward and unpaid realized loss amounts on the adjustable-rate Certificates;

                        7) Any excess cashflow reverts to United Companies.

The Subordinate Class
Principal Distribution
Test: The Subordinate Class Principal Distribution Test is met if:

                        A) The Remittance Date is on or after the first Subordinate Class Principal Distribution Date; and

                        B) A Trigger Event has not occured.

Subordinate Class
Principal Distribution
Date: The later of (i) January 2002 Payment Date and (ii) the first Payment Date on which the Senior Enhancement Percentage (i.e., the sum of the Subordinate Certificates + the O/C amount for the fixed-rate bonds divided by the aggregate Loan Balance of the mortgage loans in Fixed Loan Group) is greater than or equal to the Senior Specified Enhancement Percentage, which is equal to two times the initial AAA subordination (including O/C).

                        Senior Specified Enhancement Percentage:
                        ---------------------------------------
                        [51.90%] or [19.00% + 6.95%]*2

Trigger Event:          If the percentage obtained by dividing (x) the principal
                        amount of 60+ day delinquent loans (including foreclosures and REOs) by (y) the aggregate outstanding loan balance of the mortgage loans as of the last day of the immediately preceding Remittance Period equals or exceeds [0.40] multiplied by the Senior Enhancement
                        Percentage.

                        If the Subordinate Class Principal Distribution Test is met, principal will be distributed in amounts that will keep the subordination for each class at its required level.

                        REQUIRED SUBORDINATION LEVELS
                        -----------------------------
                        Class AF    -  [51.90%]
                        Class MF-1  -  [36.80%]
                        Class MF-2  -  [23.90%]
                        Class BF-1  -  [13.90%]

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

      UCFC Loan Trust 1998-D -- Home Equity Loan Asset-Backed Certificates

Class AF-7 Principal
Distribution  Amount:   The applicable Class AF-7 Principal percentage
                        multiplied by the Class AF-7 Principal pro rata
                        (excluding the Class AF-8 Certificates) distribution amount for such Payment Date.

                        The Class AF-7 Principal Percentage
                        -----------------------------------
                        January 1999 to December 2001 ==> 0%

                        January  2002 to December 2003 ==> 45%

                        January 2004 to December 2004 ==> 80%

                        January 2005 to December 2005 ==> 100%

                        January 2006 and after ==> 300%

Offering:               Public shelf offering -- a prospectus and prospectus
                        supplement will be distributed after pricing.

Pricing Date:           TBD

Investor
Settlement Date:        December 30, 1998

Form of Certificates:   Book-Entry form, same-day funds through DTC, Euroclear
                        and CEDEL

Prepayment
Assumption:             25% HEP (2.5% CPR in month 1 with monthly incremental
                        increases of 2.5% CPR until the speed reaches 25% CPR in month 10 based on loan seasoning.) This means that seasoned loans will start further up on the prepayment curve.

Optional
Cleanup Call:           United Companies will have the right to purchase the
                        Home Equity Loans on any Remittance Date when the aggregate Loan Balance of the Home Equity Loans in both
                        Groups has declined to 10% or less of an amount equal to the aggregate balances of the Home Equity Loans as of the Cut-Off Date including the Subsequent Loans.

Pre-Funding Account:    On the closing date, approximately $[100,026,847] will
                        be deposited in a pre-funding account for the purchase of additional fixed-rate mortgage loans. From the closing date until [March] 15, 1999, the Trust intends to purchase mortgage loans up to the entire pre-funding amount. Funds remaining the pre-funding account that total less than $100,000 after this period will be distributed to investors in the Class AF-1 and Class
                        AF-8 Certificates as a prepayment on [March] 15, 1999.
                        If the funds remaining in the pre-funding account total greater than $100,000 after this period, the funds will be distributed on a pro-rata basis to the investors in the Class AF-1 through AF-8 Certificates as a prepayment on [March] 15, 1999. The additional mortgage loans will be subject to certain aggregate group characteristics that will be more fully described in the Prospectus
                        Supplement.

Base Servicing Fee:     50 bps per annum.

ERISA Considerations:   Subject to the considerations and conditions described
                        in the Prospectus Supplement, it is expected that the Class A Certificates may be purchased by employee benefit plans that are subject to ERISA.

Taxation:               REMIC

Legal Investment:       None of the Certificates will be SMMEA-eligible.

Certificates Ratings:   "Aaa", "AAA", and "AAA" for the Class AF-1, AF-2, AF-3,
                        AF-4, AF-5, AF-6, AF-7 and AF-8 Certificates, "Aa2",
                        "AA" and "AA" for Class MF-1, "A2", "A" and A" for Class
                        MF-2, and "Baa2", "BBB" and "BBB" for Class BF-1 by
                        Moody's, S&P and Fitch, respectively.

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospetus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $128,000,000.00                                                                 DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $128,000,000.00                  BOND AF-1 BE-YIELD TABLE                 YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED

           PRICING SPEED
     FIX (HEP)    25          15          18          22          28
     ARM (CPR)    100 PPC     100 PPC     100 PPC     100 PPC     100 PPC
     99-24         6.247       6.243       6.244       6.246       6.248
     99-24+        6.228       6.230       6.229       6.229       6.228
     99-25         6.210       6.217       6.214       6.212       6.208
     99-25+        6.191       6.203       6.199       6.195       6.188
     99-26         6.173       6.190       6.184       6.177       6.168
     99-26+        6.154       6.177       6.169       6.160       6.148
     99-27         6.136       6.163       6.154       6.143       6.129
     99-27+        6.117       6.150       6.139       6.126       6.109

     99-28         6.099       6.137       6.124       6.109       6.089
     99-28+        6.080       6.123       6.109       6.092       6.069
     99-29         6.062       6.110       6.094       6.075       6.050
     99-29+        6.044       6.097       6.079       6.058       6.030
     99-30         6.025       6.083       6.064       6.041       6.010
     99-30+        6.007       6.070       6.049       6.024       5.990
     99-31         5.988       6.057       6.035       6.007       5.971
     99-31+        5.970       6.043       6.020       5.990       5.951

    100-00         5.951       6.030       6.005       5.973       5.931
    100-00+        5.933       6.017       5.990       5.956       5.911
    100-01         5.915       6.004       5.975       5.939       5.892
    100-01+        5.896       5.990       5.960       5.922       5.872
    100-02         5.878       5.977       5.945       5.905       5.852
    100-02+        5.859       5.964       5.930       5.888       5.832
    100-03         5.841       5.951       5.915       5.871       5.813
    100-03+        5.823       5.937       5.900       5.854       5.793

    100-04         5.804       5.924       5.885       5.837       5.773
    100-04+        5.786       5.911       5.870       5.820       5.754
    100-05         5.767       5.898       5.855       5.803       5.734
    100-05+        5.749       5.884       5.840       5.787       5.714
    100-06         5.731       5.871       5.825       5.770       5.695
    100-06+        5.712       5.858       5.811       5.753       5.675
    100-07         5.694       5.845       5.796       5.736       5.655
    100-07+        5.676       5.831       5.781       5.719       5.636

First Payment      0.042       0.042       0.042       0.042       0.042
Average Life       0.899       1.266       1.117       0.977       0.836
Last Payment       1.708       2.542       2.208       1.875       1.542
Mod.Dur. @ 100-00  0.844       1.170       1.040       0.915       0.788

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $59,000,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $59,000,000.00               BOND AF-2 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98

           PRICING SPEED
     FIX (HEP)    25          15          18          22          28
     ARM (CPR)    100 PPC     100 PPC     100 PPC     100 PPC     100 PPC
     99-24         6.104       6.101       6.102       6.103       6.105
     99-24+        6.096       6.096       6.096       6.096       6.096
     99-25         6.088       6.091       6.090       6.089       6.087
     99-25+        6.080       6.086       6.084       6.082       6.078
     99-26         6.072       6.080       6.078       6.074       6.070
     99-26+        6.064       6.075       6.072       6.067       6.061
     99-27         6.056       6.070       6.066       6.060       6.052
     99-27+        6.048       6.065       6.060       6.053       6.043

     99-28         6.040       6.060       6.054       6.046       6.035
     99-28+        6.032       6.055       6.048       6.039       6.026
     99-29         6.024       6.049       6.042       6.032       6.017
     99-29+        6.016       6.044       6.036       6.024       6.008
     99-30         6.008       6.039       6.030       6.017       6.000
     99-30+        6.000       6.034       6.024       6.010       5.991
     99-31         5.993       6.029       6.017       6.003       5.982
     99-31+        5.985       6.023       6.011       5.996       5.973

    100-00         5.977       6.018       6.005       5.989       5.965
    100-00+        5.969       6.013       5.999       5.981       5.956
    100-01         5.961       6.008       5.993       5.974       5.947
    100-01+        5.953       6.003       5.987       5.967       5.938
    100-02         5.945       5.998       5.981       5.960       5.930
    100-02+        5.937       5.992       5.975       5.953       5.921
    100-03         5.929       5.987       5.969       5.946       5.912
    100-03+        5.921       5.982       5.963       5.939       5.904

    100-04         5.913       5.977       5.957       5.931       5.895
    100-04+        5.905       5.972       5.951       5.924       5.886
    100-05         5.897       5.967       5.945       5.917       5.877
    100-05+        5.889       5.961       5.939       5.910       5.869
    100-06         5.881       5.956       5.933       5.903       5.860
    100-06+        5.873       5.951       5.927       5.896       5.851
    100-07         5.866       5.946       5.921       5.889       5.843
    100-07+        5.858       5.941       5.915       5.882       5.834

First Payment      1.708       2.542       2.208       1.875       1.542
Average Life       2.151       3.435       2.900       2.409       1.943
Last Payment       2.708       4.708       3.875       3.042       2.375
Mod.Dur. @ 100-00  1.957       3.006       2.579       2.175       1.780

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $18,000,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $18,000,000.00               BOND AF-3 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98

           PRICING SPEED
     FIX (HEP)    25          15          18          22          28
     ARM (CPR)    100 PPC     100 PPC     100 PPC     100 PPC     100 PPC
     99-24         6.203       6.201       6.202       6.202       6.204
     99-24+        6.197       6.198       6.198       6.197       6.197
     99-25         6.191       6.194       6.194       6.192       6.190
     99-25+        6.185       6.191       6.190       6.187       6.183
     99-26         6.179       6.188       6.186       6.183       6.177
     99-26+        6.173       6.184       6.182       6.178       6.170
     99-27         6.167       6.181       6.178       6.173       6.163
     99-27+        6.161       6.177       6.174       6.168       6.156

     99-28         6.155       6.174       6.170       6.163       6.150
     99-28+        6.149       6.171       6.166       6.158       6.143
     99-29         6.143       6.167       6.162       6.153       6.136
     99-29+        6.137       6.164       6.158       6.148       6.129
     99-30         6.131       6.161       6.154       6.143       6.123
     99-30+        6.125       6.157       6.150       6.138       6.116
     99-31         6.119       6.154       6.146       6.133       6.109
     99-31+        6.113       6.151       6.142       6.129       6.102

    100-00         6.107       6.147       6.138       6.124       6.096
    100-00+        6.101       6.144       6.134       6.119       6.089
    100-01         6.095       6.140       6.130       6.114       6.082
    100-01+        6.089       6.137       6.126       6.109       6.075
    100-02         6.083       6.134       6.122       6.104       6.069
    100-02+        6.077       6.130       6.118       6.099       6.062
    100-03         6.071       6.127       6.114       6.094       6.055
    100-03+        6.065       6.124       6.110       6.089       6.049

    100-04         6.059       6.120       6.106       6.084       6.042
    100-04+        6.053       6.117       6.102       6.080       6.035
    100-05         6.047       6.114       6.098       6.075       6.028
    100-05+        6.041       6.110       6.094       6.070       6.022
    100-06         6.035       6.107       6.090       6.065       6.015
    100-06+        6.029       6.104       6.086       6.060       6.008
    100-07         6.023       6.100       6.082       6.055       6.001
    100-07+        6.017       6.097       6.078       6.050       5.995

First Payment      2.708       4.708       3.875       3.042       2.375
Average Life       2.923       5.643       4.604       3.646       2.570
Last Payment       3.625       6.792       5.458       4.292       2.708
Mod.Dur. @ 100-00  2.596       4.625       3.891       3.170       2.308

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $10,000,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $10,000,000.00               BOND AF-4 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED

           PRICING SPEED
     FIX (HEP)    25          15          18          22          28
     ARM (CPR)    100 PPC     100 PPC     100 PPC     100 PPC     100 PPC
     99-24         6.344       6.343       6.343       6.344       6.345
     99-24+        6.339       6.341       6.340       6.340       6.338
     99-25         6.335       6.338       6.337       6.336       6.332
     99-25+        6.330       6.336       6.334       6.332       6.326
     99-26         6.326       6.333       6.331       6.328       6.320
     99-26+        6.321       6.331       6.328       6.324       6.314
     99-27         6.317       6.328       6.325       6.320       6.308
     99-27+        6.312       6.326       6.321       6.316       6.301

     99-28         6.308       6.324       6.318       6.312       6.295
     99-28+        6.303       6.321       6.315       6.308       6.289
     99-29         6.298       6.319       6.312       6.304       6.283
     99-29+        6.294       6.316       6.309       6.301       6.277
     99-30         6.289       6.314       6.306       6.297       6.271
     99-30+        6.285       6.311       6.302       6.293       6.264
     99-31         6.280       6.309       6.299       6.289       6.258
     99-31+        6.276       6.306       6.296       6.285       6.252

    100-00         6.271       6.304       6.293       6.281       6.246
    100-00+        6.267       6.302       6.290       6.277       6.240
    100-01         6.262       6.299       6.287       6.273       6.234
    100-01+        6.258       6.297       6.284       6.269       6.227
    100-02         6.253       6.294       6.280       6.265       6.221
    100-02+        6.248       6.292       6.277       6.261       6.215
    100-03         6.244       6.289       6.274       6.257       6.209
    100-03+        6.239       6.287       6.271       6.253       6.203

    100-04         6.235       6.284       6.268       6.250       6.197
    100-04+        6.230       6.282       6.265       6.246       6.191
    100-05         6.226       6.279       6.262       6.242       6.184
    100-05+        6.221       6.277       6.258       6.238       6.178
    100-06         6.217       6.275       6.255       6.234       6.172
    100-06+        6.212       6.272       6.252       6.230       6.166
    100-07         6.208       6.270       6.249       6.226       6.160
    100-07+        6.203       6.267       6.246       6.222       6.154

First Payment      3.625       6.792       5.458       4.292       2.708
Average Life       3.984       8.443       6.139       4.717       2.840
Last Payment       4.375       9.875       6.958       5.208       2.958
Mod.Dur. @ 100-00  3.419       6.349       4.942       3.961       2.524

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $10,000,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $10,000,000.00               BOND AF-5 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED

           PRICING SPEED
     FIX (HEP)    25          15          18          22          28
     ARM (CPR)    100 PPC     100 PPC     100 PPC     100 PPC     100 PPC
     99-24         6.476       6.476       6.476       6.476       6.476
     99-24+        6.472       6.474       6.474       6.473       6.471
     99-25         6.468       6.472       6.471       6.470       6.467
     99-25+        6.465       6.470       6.469       6.466       6.462
     99-26         6.461       6.468       6.467       6.463       6.457
     99-26+        6.457       6.466       6.464       6.460       6.452
     99-27         6.453       6.463       6.462       6.457       6.448
     99-27+        6.449       6.461       6.460       6.454       6.443

     99-28         6.445       6.459       6.457       6.450       6.438
     99-28+        6.442       6.457       6.455       6.447       6.434
     99-29         6.438       6.455       6.453       6.444       6.429
     99-29+        6.434       6.453       6.450       6.441       6.424
     99-30         6.430       6.451       6.448       6.438       6.420
     99-30+        6.426       6.449       6.446       6.434       6.415
     99-31         6.423       6.447       6.443       6.431       6.410
     99-31+        6.419       6.445       6.441       6.428       6.406

    100-00         6.415       6.443       6.439       6.425       6.401
    100-00+        6.411       6.441       6.436       6.422       6.396
    100-01         6.407       6.439       6.434       6.419       6.391
    100-01+        6.404       6.437       6.432       6.415       6.387
    100-02         6.400       6.435       6.429       6.412       6.382
    100-02+        6.396       6.433       6.427       6.409       6.377
    100-03         6.392       6.431       6.425       6.406       6.373
    100-03+        6.388       6.428       6.422       6.403       6.368

    100-04         6.385       6.426       6.420       6.399       6.363
    100-04+        6.381       6.424       6.418       6.396       6.359
    100-05         6.377       6.422       6.415       6.393       6.354
    100-05+        6.373       6.420       6.413       6.390       6.349
    100-06         6.369       6.418       6.411       6.387       6.345
    100-06+        6.366       6.416       6.408       6.384       6.340
    100-07         6.362       6.414       6.406       6.380       6.335
    100-07+        6.358       6.412       6.404       6.377       6.331

First Payment      4.375       9.875       6.958       5.208       2.958
Average Life       4.914      10.785       9.096       6.094       3.865
Last Payment       5.625      11.042       9.792       8.458       4.542
Mod.Dur. @ 100-00  4.086       7.558       6.680       4.886       3.312

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $13,274,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $13,274,000.00               BOND AF-6 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED
                                                      *** TO CALL ***

           PRICING SPEED
     FIX (HEP)    25          15          18          22          28
     ARM (CPR)    100 PPC     100 PPC     100 PPC     100 PPC     100 PPC
     99-24         6.792       6.793       6.793       6.792       6.792
     99-24+        6.789       6.791       6.790       6.790       6.789
     99-25         6.787       6.789       6.788       6.788       6.785
     99-25+        6.784       6.787       6.786       6.785       6.782
     99-26         6.781       6.785       6.784       6.783       6.779
     99-26+        6.778       6.782       6.781       6.780       6.775
     99-27         6.775       6.780       6.779       6.778       6.772
     99-27+        6.773       6.778       6.777       6.775       6.769

     99-28         6.770       6.776       6.775       6.773       6.765
     99-28+        6.767       6.774       6.772       6.770       6.762
     99-29         6.764       6.772       6.770       6.768       6.759
     99-29+        6.761       6.770       6.768       6.765       6.756
     99-30         6.759       6.768       6.766       6.763       6.752
     99-30+        6.756       6.766       6.764       6.760       6.749
     99-31         6.753       6.764       6.761       6.758       6.746
     99-31+        6.750       6.762       6.759       6.755       6.742

    100-00         6.747       6.760       6.757       6.753       6.739
    100-00+        6.745       6.758       6.755       6.750       6.736
    100-01         6.742       6.756       6.752       6.748       6.732
    100-01+        6.739       6.754       6.750       6.746       6.729
    100-02         6.736       6.752       6.748       6.743       6.726
    100-02+        6.733       6.750       6.746       6.741       6.723
    100-03         6.731       6.747       6.743       6.738       6.719
    100-03+        6.728       6.745       6.741       6.736       6.716

    100-04         6.725       6.743       6.739       6.733       6.713
    100-04+        6.722       6.741       6.737       6.731       6.709
    100-05         6.719       6.739       6.735       6.728       6.706
    100-05+        6.717       6.737       6.732       6.726       6.703
    100-06         6.714       6.735       6.730       6.723       6.700
    100-06+        6.711       6.733       6.728       6.721       6.696
    100-07         6.708       6.731       6.726       6.718       6.693
    100-07+        6.705       6.729       6.723       6.716       6.690

First Payment      5.625      11.042       9.792       8.458       4.542
Average Life       7.248      11.042       9.792       8.541       5.927
Last Payment       7.875      11.042       9.792       8.542       7.292
Mod.Dur. @ 100-00  5.546       7.559       6.955       6.299       4.714

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $26,475,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $26,475,000.00               BOND AF-7 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED
                                                      *** TO CALL ***

           PRICING SPEED
     FIX (HEP)    25          15          18          22          28
     ARM (CPR)    100 PPC     100 PPC     100 PPC     100 PPC     100 PPC
     99-24         6.405       6.405       6.405       6.405       6.405
     99-24+        6.401       6.402       6.402       6.402       6.401
     99-25         6.398       6.399       6.399       6.398       6.398
     99-25+        6.395       6.396       6.396       6.395       6.395
     99-26         6.392       6.393       6.393       6.392       6.392
     99-26+        6.389       6.390       6.390       6.389       6.389
     99-27         6.386       6.387       6.387       6.386       6.386
     99-27+        6.383       6.384       6.384       6.383       6.383

     99-28         6.380       6.381       6.381       6.380       6.380
     99-28+        6.377       6.378       6.378       6.377       6.377
     99-29         6.374       6.375       6.375       6.374       6.373
     99-29+        6.371       6.372       6.372       6.371       6.370
     99-30         6.368       6.369       6.369       6.368       6.367
     99-30+        6.365       6.366       6.366       6.365       6.364
     99-31         6.362       6.364       6.363       6.362       6.361
     99-31+        6.359       6.361       6.360       6.359       6.358

    100-00         6.355       6.358       6.357       6.356       6.355
    100-00+        6.352       6.355       6.354       6.353       6.352
    100-01         6.349       6.352       6.351       6.350       6.349
    100-01+        6.346       6.349       6.348       6.347       6.346
    100-02         6.343       6.346       6.345       6.344       6.342
    100-02+        6.340       6.343       6.342       6.341       6.339
    100-03         6.337       6.340       6.339       6.338       6.336
    100-03+        6.334       6.337       6.336       6.335       6.333

    100-04         6.331       6.334       6.333       6.332       6.330
    100-04+        6.328       6.331       6.330       6.328       6.327
    100-05         6.325       6.329       6.327       6.325       6.324
    100-05+        6.322       6.326       6.324       6.322       6.321
    100-06         6.319       6.323       6.321       6.319       6.318
    100-06+        6.316       6.320       6.318       6.316       6.315
    100-07         6.313       6.317       6.315       6.313       6.311
    100-07+        6.310       6.314       6.312       6.310       6.308

First Payment      3.458       3.042       3.042       3.042       3.875
Average Life       6.408       6.879       6.652       6.493       6.291
Last Payment       7.875      11.042       9.792       8.542       7.292
Mod.Dur. @ 100-00  5.071       5.322       5.193       5.111       5.011

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $150,000,000.00                                                                 DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $150,000,000.00              BOND AF-8 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED
                                                      *** TO CALL ***

           PRICING SPEED
     FIX (HEP)    25          15          18          22          28
     ARM (CPR)    100 PPC     100 PPC     100 PPC     100 PPC     100 PPC
     99-24         6.431       6.430       6.431       6.431       6.431
     99-24+        6.423       6.425       6.425       6.424       6.423
     99-25         6.416       6.420       6.419       6.417       6.415
     99-25+        6.408       6.415       6.413       6.410       6.406
     99-26         6.401       6.410       6.407       6.404       6.398
     99-26+        6.394       6.404       6.401       6.397       6.390
     99-27         6.386       6.399       6.395       6.390       6.382
     99-27+        6.379       6.394       6.389       6.383       6.373

     99-28         6.371       6.389       6.384       6.377       6.365
     99-28+        6.364       6.383       6.378       6.370       6.357
     99-29         6.356       6.378       6.372       6.363       6.349
     99-29+        6.349       6.373       6.366       6.356       6.340
     99-30         6.341       6.368       6.360       6.350       6.332
     99-30+        6.334       6.363       6.354       6.343       6.324
     99-31         6.327       6.357       6.348       6.336       6.316
     99-31+        6.319       6.352       6.342       6.329       6.308

    100-00         6.312       6.347       6.337       6.323       6.299
    100-00+        6.304       6.342       6.331       6.316       6.291
    100-01         6.297       6.337       6.325       6.309       6.283
    100-01+        6.289       6.331       6.319       6.302       6.275
    100-02         6.282       6.326       6.313       6.296       6.267
    100-02+        6.275       6.321       6.307       6.289       6.258
    100-03         6.267       6.316       6.301       6.282       6.250
    100-03+        6.260       6.311       6.296       6.276       6.242

    100-04         6.252       6.305       6.290       6.269       6.234
    100-04+        6.245       6.300       6.284       6.262       6.226
    100-05         6.238       6.295       6.278       6.255       6.217
    100-05+        6.230       6.290       6.272       6.249       6.209
    100-06         6.223       6.285       6.266       6.242       6.201
    100-06+        6.215       6.280       6.261       6.235       6.193
    100-07         6.208       6.274       6.255       6.229       6.185
    100-07+        6.201       6.269       6.249       6.222       6.177

First Payment      0.042       0.042       0.042       0.042       0.042
Average Life       2.453       3.729       3.231       2.743       2.192
Last Payment       7.875      11.042       9.792       8.542       7.292
Mod.Dur. @ 100-00  2.093       2.990       2.653       2.307       1.895

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $39,638,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $39,638,000.00               BOND MF-1 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED
                                                      *** TO CALL ***

           PRICING SPEED
     FIX (HEP)    25          15          18          22          28
     ARM (CPR)    100 PPC     100 PPC     100 PPC     100 PPC     100 PPC
     99-24         6.975       6.976       6.976       6.975       6.975
     99-24+        6.971       6.974       6.973       6.972       6.971
     99-25         6.968       6.971       6.970       6.969       6.967
     99-25+        6.964       6.968       6.967       6.965       6.963
     99-26         6.960       6.966       6.964       6.962       6.959
     99-26+        6.957       6.963       6.961       6.958       6.955
     99-27         6.953       6.960       6.958       6.955       6.952
     99-27+        6.949       6.957       6.955       6.951       6.948

     99-28         6.946       6.955       6.952       6.948       6.944
     99-28+        6.942       6.952       6.949       6.945       6.940
     99-29         6.938       6.949       6.946       6.941       6.936
     99-29+        6.934       6.947       6.943       6.938       6.932
     99-30         6.931       6.944       6.940       6.934       6.928
     99-30+        6.927       6.941       6.937       6.931       6.924
     99-31         6.923       6.939       6.934       6.927       6.921
     99-31+        6.920       6.936       6.931       6.924       6.917

    100-00         6.916       6.933       6.928       6.921       6.913
    100-00+        6.912       6.931       6.925       6.917       6.909
    100-01         6.909       6.928       6.922       6.914       6.905
    100-01+        6.905       6.925       6.919       6.910       6.901
    100-02         6.901       6.923       6.916       6.907       6.897
    100-02+        6.898       6.920       6.913       6.904       6.893
    100-03         6.894       6.917       6.910       6.900       6.890
    100-03+        6.890       6.915       6.907       6.897       6.886

    100-04         6.887       6.912       6.904       6.893       6.882
    100-04+        6.883       6.909       6.901       6.890       6.878
    100-05         6.879       6.907       6.898       6.886       6.874
    100-05+        6.875       6.904       6.895       6.883       6.870
    100-06         6.872       6.901       6.892       6.880       6.866
    100-06+        6.868       6.899       6.889       6.876       6.863
    100-07         6.864       6.896       6.886       6.873       6.859
    100-07+        6.861       6.893       6.883       6.869       6.855

First Payment      3.208       4.125       3.542       3.042       3.458
Average Life       5.276       7.925       6.861       5.803       4.952
Last Payment       7.875      11.042       9.792       8.542       7.292
Mod.Dur. @ 100-00  4.213       5.798       5.192       4.545       4.013

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $33,863,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $33,863,000.00               BOND MF-2 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED
                                                      *** TO CALL ***

           PRICING SPEED
     FIX (HEP)    25          15          18          22          28
     ARM (CPR)    100 PPC     100 PPC     100 PPC     100 PPC     100 PPC
     99-24         7.424       7.426       7.426       7.425       7.424
     99-24+        7.420       7.424       7.423       7.421       7.420
     99-25         7.417       7.421       7.420       7.418       7.415
     99-25+        7.413       7.418       7.417       7.414       7.411
     99-26         7.409       7.415       7.413       7.411       7.407
     99-26+        7.405       7.413       7.410       7.407       7.403
     99-27         7.401       7.410       7.407       7.404       7.399
     99-27+        7.398       7.407       7.404       7.400       7.395

     99-28         7.394       7.404       7.401       7.397       7.391
     99-28+        7.390       7.402       7.398       7.393       7.387
     99-29         7.386       7.399       7.395       7.390       7.383
     99-29+        7.383       7.396       7.392       7.386       7.379
     99-30         7.379       7.394       7.389       7.383       7.375
     99-30+        7.375       7.391       7.386       7.380       7.371
     99-31         7.371       7.388       7.383       7.376       7.367
     99-31+        7.368       7.385       7.380       7.373       7.363

    100-00         7.364       7.383       7.377       7.369       7.359
    100-00+        7.360       7.380       7.374       7.366       7.355
    100-01         7.356       7.377       7.371       7.362       7.351
    100-01+        7.353       7.374       7.368       7.359       7.347
    100-02         7.349       7.372       7.365       7.355       7.343
    100-02+        7.345       7.369       7.362       7.352       7.339
    100-03         7.341       7.366       7.359       7.348       7.335
    100-03+        7.338       7.364       7.356       7.345       7.331

    100-04         7.334       7.361       7.353       7.341       7.327
    100-04+        7.330       7.358       7.350       7.338       7.323
    100-05         7.326       7.355       7.347       7.334       7.319
    100-05+        7.323       7.353       7.343       7.331       7.315
    100-06         7.319       7.350       7.340       7.328       7.311
    100-06+        7.315       7.347       7.337       7.324       7.308
    100-07         7.311       7.344       7.334       7.321       7.304
    100-07+        7.308       7.342       7.331       7.317       7.300

First Payment      3.125       4.125       3.542       3.042       3.208
Average Life       5.245       7.925       6.861       5.803       4.848
Last Payment       7.875      11.042       9.792       8.542       7.292
Mod.Dur. @ 100-00  4.132       5.691       5.106       4.478       3.884

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $26,250,000.00                                                                  DATED DATE: 12/01/98
          COUPON:  TBD%                                   ucfc98df                             FIRST PAYMENT: 01/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 15
ORIGINAL BALANCE: $26,250,000.00               BOND BF-1 BE-YIELD TABLE                     YIELD TABLE DATE: 12/30/98
                                                      PREPAYMENT SPEED
                                                      *** TO CALL ***

           PRICING SPEED
     FIX (HEP)    25          15          18          22          28
     ARM (CPR)    100 PPC     100 PPC     100 PPC     100 PPC     100 PPC
     99-24         9.181       9.188       9.186       9.183       9.179
     99-24+        9.177       9.185       9.182       9.179       9.175
     99-25         9.173       9.182       9.179       9.175       9.171
     99-25+        9.169       9.179       9.176       9.172       9.166
     99-26         9.165       9.176       9.173       9.168       9.162
     99-26+        9.161       9.173       9.169       9.164       9.158
     99-27         9.157       9.170       9.166       9.161       9.154
     99-27+        9.153       9.167       9.163       9.157       9.149

     99-28         9.149       9.164       9.160       9.153       9.145
     99-28+        9.145       9.161       9.156       9.150       9.141
     99-29         9.141       9.158       9.153       9.146       9.137
     99-29+        9.137       9.155       9.150       9.142       9.132
     99-30         9.133       9.152       9.147       9.139       9.128
     99-30+        9.129       9.149       9.143       9.135       9.124
     99-31         9.125       9.147       9.140       9.131       9.120
     99-31+        9.121       9.144       9.137       9.128       9.115

    100-00         9.117       9.141       9.134       9.124       9.111
    100-00+        9.113       9.138       9.130       9.120       9.107
    100-01         9.109       9.135       9.127       9.117       9.103
    100-01+        9.105       9.132       9.124       9.113       9.098
    100-02         9.101       9.129       9.121       9.109       9.094
    100-02+        9.097       9.126       9.117       9.106       9.090
    100-03         9.093       9.123       9.114       9.102       9.086
    100-03+        9.089       9.120       9.111       9.098       9.082

    100-04         9.086       9.117       9.108       9.095       9.077
    100-04+        9.082       9.114       9.104       9.091       9.073
    100-05         9.078       9.111       9.101       9.087       9.069
    100-05+        9.074       9.108       9.098       9.084       9.065
    100-06         9.070       9.106       9.095       9.080       9.060
    100-06+        9.066       9.103       9.092       9.076       9.056
    100-07         9.062       9.100       9.088       9.073       9.052
    100-07+        9.058       9.097       9.085       9.069       9.048

First Payment      3.042       4.125       3.542       3.042       3.125
Average Life       5.234       7.925       6.861       5.803       4.803
Last Payment       7.875      11.042       9.792       8.542       7.292
Mod.Dur. @ 100-00  3.912       5.298       4.788       4.230       3.665

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  UCFC 98-D
     -  Cut Off Date of Tape is  11/30/98
     -  Fixed Rate Collateral Loan Group
     -     $424,973,153.03
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   8,361

Aggregate Unpaid Principal Balance:               $424,973,153.03
Aggregate Original Principal Balance:             $425,903,537.15

Weighted Average Gross Coupon:                            10.639%
Gross Coupon Range:                             7.500% -  15.500%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $50,828.03
Average Original Principal Balance:                    $50,939.31

Maximum Unpaid Principal Balance:                     $560,346.03
Minimum Unpaid Principal Balance:                       $4,693.58

Maximum Original Principal Balance:                   $560,900.00
Minimum Original Principal Balance:                     $5,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):
                                                          271.527
Stated Rem Term Range:                          47.000 -  360.000

Weighted Average Age (Original Term - Rem Term):            1.057
Age Range:                                       0.000 -  301.000

Weighted Average Original Term:                           272.584
Original Term Range:                            48.000 -  360.000

Weighted Average Combined LTV:                             81.284
Combined LTV Range:                             5.000% - 100.000%
--------------------------------------------------------------------------------


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                   Aggregate       Cut-Off Date
         Gross Mortgage              Number of      Unpaid           Aggregate
         Interest Rate               Mortgage      Principal         Principal
             Range                     Loans        Balance           Balance
             -----                     -----        -------           -------

 7.00% < Gross Coupon <=  7.50%          2          159,754.76          0.04
 7.50% < Gross Coupon <=  7.75%          3          221,925.64          0.05
 7.75% < Gross Coupon <=  8.00%         33        3,449,294.53          0.81
 8.00% < Gross Coupon <=  8.25%         27        2,608,655.17          0.61
 8.25% < Gross Coupon <=  8.50%        140       13,008,185.54          3.06
 8.50% < Gross Coupon <=  8.75%        151       13,581,731.70          3.20
 8.75% < Gross Coupon <=  9.00%        298       20,394,340.11          4.80
 9.00% < Gross Coupon <=  9.25%        263       20,326,994.94          4.78
 9.25% < Gross Coupon <=  9.50%        493       28,952,405.73          6.81
 9.50% < Gross Coupon <=  9.75%        500       33,644,975.47          7.92
 9.75% < Gross Coupon <= 10.00%        532       30,255,453.63          7.12
10.00% < Gross Coupon <= 10.25%        457       26,525,938.15          6.24
10.25% < Gross Coupon <= 10.50%        468       28,004,075.13          6.59
10.50% < Gross Coupon <= 10.75%        447       26,884,023.82          6.33
10.75% < Gross Coupon <= 11.00%        564       31,063,116.44          7.31
11.00% < Gross Coupon <= 11.25%        551       22,595,224.22          5.32
11.25% < Gross Coupon <= 11.50%        523       21,866,320.33          5.15
11.50% < Gross Coupon <= 11.75%        526       18,109,180.03          4.26
11.75% < Gross Coupon <= 12.00%        371       16,127,023.46          3.79
12.00% < Gross Coupon <= 12.25%        442       13,597,631.91          3.20
12.25% < Gross Coupon <= 12.50%        422       15,347,435.36          3.61
12.50% < Gross Coupon <= 12.75%        259        7,471,208.28          1.76
12.75% < Gross Coupon <= 13.00%        375       13,251,715.23          3.12
13.00% < Gross Coupon <= 13.25%        164        6,897,633.01          1.62
13.25% < Gross Coupon <= 13.50%        122        4,081,726.59          0.96
13.50% < Gross Coupon <= 13.75%         83        2,497,404.92          0.59
13.75% < Gross Coupon <= 14.00%         38        1,139,229.57          0.27
14.00% < Gross Coupon <= 14.25%         35          946,052.34          0.22
14.25% < Gross Coupon <= 14.50%         18          467,892.62          0.11
14.50% < Gross Coupon <= 14.75%          9          260,834.27          0.06
14.75% < Gross Coupon <= 15.00%         27          687,797.99          0.16
15.00% < Gross Coupon <= 15.25%          7          231,472.14          0.05
15.25% < Gross Coupon <= 15.50%         11          316,500.00          0.07
--------------------------------------------------------------------------------
Total..........                       8361    $ 424,973,153.03        100.00%
================================================================================


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                  ORIGINAL TERM


                                                           Percentage of
                                        Aggregate          Cut-Off Date
                           Number of     Unpaid              Aggregate
                           Mortgage     Principal            Principal
      Original Term          Loans       Balance              Balance
      -------------          -----       -------              -------

 36 < Orig. Term <=  48        5          46,842.36           0.01%
 48 < Orig. Term <=  60      109       1,837,705.76           0.43%
 60 < Orig. Term <=  72       14         272,361.04           0.06%
 72 < Orig. Term <=  84       42         719,075.73           0.17%
 84 < Orig. Term <=  96       21         526,111.83           0.12%
 96 < Orig. Term <= 108        5          89,471.52           0.02%
108 < Orig. Term <= 120      821      20,019,011.80           4.71%
120 < Orig. Term <= 132        3         197,300.00           0.05%
132 < Orig. Term <= 144      254       7,645,498.29           1.80%
144 < Orig. Term <= 156       14         678,866.98           0.16%
156 < Orig. Term <= 168        5         260,099.95           0.06%
168 < Orig. Term <= 180    3,198     129,136,639.08          30.39%
180 < Orig. Term <= 192        2          69,300.00           0.02%
192 < Orig. Term <= 204        7         301,133.66           0.07%
204 < Orig. Term <= 216        5         446,575.00           0.11%
216 < Orig. Term <= 228        2         119,821.79           0.03%
228 < Orig. Term <= 240      937      46,488,205.82          10.94%
252 < Orig. Term <= 264        3         111,125.73           0.03%
264 < Orig. Term <= 276        3         232,036.93           0.05%
276 < Orig. Term <= 288        1          60,763.29           0.01%
288 < Orig. Term <= 300      124       7,212,063.32           1.70%
300 < Orig. Term <= 312        1         130,600.00           0.03%
312 < Orig. Term <= 324        1          35,379.00           0.01%
324 < Orig. Term <= 336        5         323,436.02           0.08%
336 < Orig. Term <= 348        7         533,007.35           0.13%
348 < Orig. Term <= 360    2,772     207,480,720.78          48.82%
-------------------------------------------------------------------
Total............          8,361     424,973,153.03         100.00%
===================================================================



                       REMAINING MONTHS TO STATED MATURITY


                                                           Percentage of
                                        Aggregate          Cut-Off Date
                           Number of     Unpaid              Aggregate
                           Mortgage     Principal            Principal
      Remaining Term         Loans       Balance              Balance
      --------------         -----       -------              -------

 36 < Rem Term <=  48          5          46,842.36           0.01%
 48 < Rem Term <=  60        111       1,862,626.64           0.44%
 60 < Rem Term <=  72         15         281,821.10           0.07%
 72 < Rem Term <=  84         44         756,308.02           0.18%
 84 < Rem Term <=  96         22         548,293.09           0.13%
 96 < Rem Term <= 108          6         116,003.38           0.03%
108 < Rem Term <= 120        821      20,040,477.55           4.72%
120 < Rem Term <= 132          7         389,585.55           0.09%
132 < Rem Term <= 144        252       7,662,061.34           1.80%
144 < Rem Term <= 156         17         732,916.36           0.17%
156 < Rem Term <= 168         16         596,195.00           0.14%
168 < Rem Term <= 180      3,183     128,638,002.09          30.27%
180 < Rem Term <= 192          2          69,300.00           0.02%
192 < Rem Term <= 204          5         277,498.73           0.07%
204 < Rem Term <= 216          6         556,159.99           0.13%
216 < Rem Term <= 228          4         225,843.80           0.05%
228 < Rem Term <= 240        933      46,253,969.98          10.88%
252 < Rem Term <= 264          3         115,925.92           0.03%
264 < Rem Term <= 276          6         495,673.28           0.12%
276 < Rem Term <= 288          4         298,234.94           0.07%
288 < Rem Term <= 300        122       7,128,143.59           1.68%
300 < Rem Term <= 312          3         572,624.80           0.13%
312 < Rem Term <= 324          3         143,259.32           0.03%
324 < Rem Term <= 336         12         822,661.34           0.19%
336 < Rem Term <= 348          8         571,347.89           0.13%
348 < Rem Term <= 360      2,751     205,771,376.97          48.42%
-------------------------------------------------------------------
Total............          8,361     424,973,153.03         100.00%
===================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         ORIGINAL MORTGAGE LOAN AMOUNTS


                                                                 Percentage of
                                                  Aggregate      Cut-Off Date
            Original               Number of       Unpaid          Aggregate
          Mortgage Loan            Mortgage       Principal        Principal
        Principal Balance            Loans         Balance          Balance
        -----------------            -----         -------          -------

         0 < Balance <=     5,000       1            5,000.00       0.00
     5,000 < Balance <=    10,000     104          867,204.03       0.20
    10,000 < Balance <=    15,000     410        5,290,901.79       1.24
    15,000 < Balance <=    20,000     581       10,339,359.98       2.43
    20,000 < Balance <=    25,000     752       17,024,975.17       4.01
    25,000 < Balance <=    30,000     779       21,487,528.03       5.06
    30,000 < Balance <=    35,000     718       23,346,532.94       5.49
    35,000 < Balance <=    40,000     710       26,686,068.34       6.28
    40,000 < Balance <=    45,000     612       26,019,178.15       6.12
    45,000 < Balance <=    50,000     552       26,263,245.28       6.18
    50,000 < Balance <=    55,000     478       25,047,087.77       5.89
    55,000 < Balance <=    60,000     421       24,227,975.26       5.70
    60,000 < Balance <=    65,000     332       20,768,148.61       4.89
    65,000 < Balance <=    70,000     299       20,154,533.19       4.74
    70,000 < Balance <=    75,000     230       16,665,260.86       3.92
    75,000 < Balance <=    80,000     198       15,355,101.01       3.61
    80,000 < Balance <=    85,000     158       12,996,949.68       3.06
    85,000 < Balance <=    90,000     112        9,827,800.77       2.31
    90,000 < Balance <=    95,000      85        7,866,825.55       1.85
    95,000 < Balance <=   100,000      95        9,254,167.03       2.18
   100,000 < Balance <=   105,000      77        7,890,513.24       1.86
   105,000 < Balance <=   110,000      89        9,575,325.57       2.25
   110,000 < Balance <=   115,000      71        7,991,307.01       1.88
   115,000 < Balance <=   120,000      68        7,988,994.63       1.88
   120,000 < Balance <=   125,000      53        6,503,777.36       1.53
   125,000 < Balance <=   130,000      38        4,838,336.51       1.14
   130,000 < Balance <=   135,000      36        4,759,253.84       1.12
   135,000 < Balance <=   140,000      30        4,090,898.13       0.96
   140,000 < Balance <=   145,000      24        3,422,619.98       0.81
   145,000 < Balance <=   150,000      27        3,968,305.71       0.93
   150,000 < Balance <=   200,000     146       24,883,416.94       5.86
   200,000 < Balance <=   250,000      42        9,331,547.49       2.20
   250,000 < Balance <=   300,000      22        6,012,088.43       1.41
   300,000 < Balance <=   350,000       5        1,580,363.04       0.37
   350,000 < Balance <=   400,000       3        1,147,682.89       0.27
   400,000 < Balance <=   450,000       1          435,891.43       0.10
   450,000 < Balance <=   500,000       1          498,641.36       0.12
   550,000 < Balance <=   600,000       1          560,346.03       0.13
--------------------------------------------------------------------------
Total....................            8361    $ 424,973,153.03     100.00%
==========================================================================


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CURRENT MORTGAGE LOAN AMOUNTS


                                                                Percentage of
                                                  Aggregate     Cut-Off Date
             Current               Number of       Unpaid         Aggregate
          Mortgage Loan            Mortgage       Principal       Principal
        Principal Balance            Loans         Balance         Balance
        -----------------            -----         -------         -------

         0 < Balance <=     5,000       2            9,693.58       0.00
     5,000 < Balance <=    10,000     107          896,389.73       0.21
    10,000 < Balance <=    15,000     413        5,344,077.29       1.26
    15,000 < Balance <=    20,000     586       10,455,685.33       2.46
    20,000 < Balance <=    25,000     754       17,137,077.59       4.03
    25,000 < Balance <=    30,000     774       21,418,866.58       5.04
    30,000 < Balance <=    35,000     719       23,426,330.94       5.51
    35,000 < Balance <=    40,000     711       26,771,309.23       6.30
    40,000 < Balance <=    45,000     608       25,877,531.68       6.09
    45,000 < Balance <=    50,000     551       26,266,269.99       6.18
    50,000 < Balance <=    55,000     480       25,211,817.38       5.93
    55,000 < Balance <=    60,000     416       23,965,252.28       5.64
    60,000 < Balance <=    65,000     332       20,782,051.76       4.89
    65,000 < Balance <=    70,000     301       20,303,520.86       4.78
    70,000 < Balance <=    75,000     226       16,390,896.56       3.86
    75,000 < Balance <=    80,000     204       15,828,420.53       3.72
    80,000 < Balance <=    85,000     152       12,544,845.89       2.95
    85,000 < Balance <=    90,000     113        9,919,622.95       2.33
    90,000 < Balance <=    95,000      84        7,784,900.57       1.83
    95,000 < Balance <=   100,000      96        9,356,560.17       2.20
   100,000 < Balance <=   105,000      77        7,890,513.24       1.86
   105,000 < Balance <=   110,000      89        9,587,292.15       2.26
   110,000 < Balance <=   115,000      70        7,881,722.02       1.85
   115,000 < Balance <=   120,000      68        7,988,994.63       1.88
   120,000 < Balance <=   125,000      54        6,627,453.21       1.56
   125,000 < Balance <=   130,000      37        4,714,660.66       1.11
   130,000 < Balance <=   135,000      38        5,028,941.92       1.18
   135,000 < Balance <=   140,000      29        3,958,182.54       0.93
   140,000 < Balance <=   145,000      25        3,564,280.55       0.84
   145,000 < Balance <=   150,000      26        3,831,333.22       0.90
   150,000 < Balance <=   200,000     144       24,642,097.33       5.80
   200,000 < Balance <=   250,000      42        9,331,547.49       2.20
   250,000 < Balance <=   300,000      22        6,012,088.43       1.41
   300,000 < Balance <=   350,000       5        1,580,363.04       0.37
   350,000 < Balance <=   400,000       3        1,147,682.89       0.27
   400,000 < Balance <=   450,000       1          435,891.43       0.10
   450,000 < Balance <=   500,000       1          498,641.36       0.12
   550,000 < Balance <=   600,000       1          560,346.03       0.13
--------------------------------------------------------------------------
Total....................            8361    $ 424,973,153.03     100.00%
==========================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                Percentage of
                                                  Aggregate      Cut-Off Date
                                     Number of     Unpaid          Aggregate
                                     Mortgage     Principal        Principal
        Original CLTV Ratio            Loans       Balance          Balance
        -------------------            -----       -------          -------

  0.000 < CLTV <=   5.000                 1           8,728.89       0.00
  5.000 < CLTV <=  10.000                 3          78,515.76       0.02
 10.000 < CLTV <=  15.000                13         186,517.79       0.04
 15.000 < CLTV <=  20.000                40         744,903.64       0.18
 20.000 < CLTV <=  25.000                50       1,049,150.86       0.25
 25.000 < CLTV <=  30.000                66       1,572,518.99       0.37
 30.000 < CLTV <=  35.000                83       2,115,427.32       0.50
 35.000 < CLTV <=  40.000                98       2,746,281.13       0.65
 40.000 < CLTV <=  45.000               128       3,665,547.89       0.86
 45.000 < CLTV <=  50.000               195       6,188,486.50       1.46
 50.000 < CLTV <=  55.000               198       6,233,039.28       1.47
 55.000 < CLTV <=  60.000               266       9,395,520.61       2.21
 60.000 < CLTV <=  65.000               329      13,014,638.59       3.06
 65.000 < CLTV <=  70.000               499      20,788,108.49       4.89
 70.000 < CLTV <=  75.000               799      36,109,773.56       8.50
 75.000 < CLTV <=  80.000             1,293      68,250,227.12      16.06
 80.000 < CLTV <=  85.000             1,298      72,029,155.25      16.95
 85.000 < CLTV <=  90.000             1,209      70,788,875.08      16.66
 90.000 < CLTV <=  95.000               791      49,018,631.48      11.53
 95.000 < CLTV <= 100.000             1,002      60,989,104.80      14.35
--------------------------------------------------------------------------
Total....................             8,361   $ 424,973,153.03     100.00%
==========================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

             GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                            Percentage of
                                           Aggregate        Cut-Off Date
                     Number of              Unpaid            Aggregate
                     Mortgage              Principal          Principal
     State             Loans                Balance            Balance
     -----             -----                -------            -------

Alabama                   82               3,747,683.77         0.88
Arizona                   67               4,412,204.33         1.04
Arkansas                 227               9,438,135.63         2.22
California               224              19,396,538.00         4.56
Colorado                  85               6,278,321.25         1.48
Connecticut               53               4,042,891.75         0.95
Delaware                  10                 629,487.59         0.15
Dist of Col               14                 987,259.63         0.23
Florida                  446              22,412,210.97         5.27
Georgia                  308              16,196,671.58         3.81
Idaho                     14               1,016,922.58         0.24
Illinois                 220               8,974,407.47         2.11
Indiana                  313              13,232,089.82         3.11
Iowa                     102               4,680,700.17         1.10
Kansas                     2                  77,079.76         0.02
Kentucky                 216               9,739,518.24         2.29
Louisiana                927              41,484,259.48         9.76
Maine                    122               7,103,809.52         1.67
Maryland                  73               5,258,387.07         1.24
Massachusetts             52               4,020,183.16         0.95
Michigan                 498              20,413,965.65         4.80
Minnesota                 45               1,567,983.52         0.37
Mississippi              464              19,743,061.45         4.65
Missouri                 142               6,661,530.13         1.57
Montana                    1                  62,522.74         0.01
Nebraska                  33               1,507,181.04         0.35
Nevada                    10                 795,295.94         0.19
New Hampshire             55               4,351,673.34         1.02
New Jersey                74               6,152,756.01         1.45
New Mexico                51               3,183,253.75         0.75
New York                 401              27,494,995.65         6.47
North Carolina           492              25,211,905.88         5.93
North Dakota               4                 146,500.00         0.03
Ohio                     490              23,849,670.15         5.61
Oklahoma                 288              12,121,225.01         2.85
Oregon                    35               2,730,547.24         0.64
Pennsylvania             310              14,724,588.14         3.46
Rhode Island               8                 740,034.80         0.17
South Carolina           190               8,267,199.47         1.95
Tennessee                403              20,506,696.89         4.83
Texas                    289              12,128,956.41         2.85
Utah                      41               2,868,079.38         0.67
Vermont                    4                 286,380.22         0.07
Virginia                  97               5,951,343.07         1.40
Washington                44               3,188,903.46         0.75
West Virgina              92               4,354,430.38         1.02
Wisconsin                234              12,522,277.66         2.95
Wyoming                    9                 311,433.88         0.07
--------------------------------------------------------------------------
Total...............    8361        $    424,973,153.03       100.00%
==========================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        MORTGAGED PROPERTIES

                                                            Percentage of
                                             Aggregate      Cut-Off Date
                              Number of       Unpaid          Aggregate
                              Mortgage       Principal        Principal
                                Loans         Balance          Balance
                                -----         -------          -------

Multiple Unit                      2           178,658.40       0.04
Duplex                           234        14,418,290.71       3.39
Triplex                           21         1,613,022.37       0.38
Fourplex or Quadplex              25         1,754,721.30       0.41
RowHouse                          41         1,222,103.48       0.29
Modular Housing                   10           567,628.28       0.13
Manufactured Housing               3           216,023.25       0.05
Man.Housing/Moveble/Own Land       4           118,354.21       0.03
Man.House/Perm/Own Land          862        34,847,866.90       8.20
Semi-Detached                      2            52,078.97       0.01
PUD                               12         1,032,633.52       0.24
Unimprov Land/Comm.                2           190,038.69       0.04
Townhouses                        12           753,552.32       0.18
Construction/Lending               7           468,629.62       0.11
Condominiums                     101         5,968,240.07       1.40
Single Family Detached          7023       361,571,310.94      85.08
--------------------------------------------------------------------------
Total...............            8361     $ 424,973,153.03     100.00%
==========================================================================


                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                          Number of        Unpaid            Aggregate
                          Mortgage        Principal          Principal
                            Loans          Balance            Balance
                            -----          -------            -------

Owner Occupied, 1st Mtg      6861      380,185,331.12          89.46
Part-Owner Occupied, 1st        1           75,900.00           0.02
Non-Owner Occupied, 1st M     513       20,955,622.03           4.93
Second Home, 1st Mtg           10          572,778.72           0.13
Owner Occupied, 2nd Mtg       968       22,676,970.94           5.34
Non-Owner Occupied, 2nd M       5          103,747.22           0.02
Second Home, 2nd Mtg            1           19,103.00           0.00
Multiple Properties, 1st        2          383,700.00           0.09
--------------------------------------------------------------------------
Total..................      8361   $  424,973,153.03         100.00%
==========================================================================


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.